SUMMARY PROSPECTUS October 30, 2015

AB Select US Long/Short Portfolio

Ticker: Class A–ASLAX; Class C–ASCLX; Advisor Class–ASYLX; Class R–ASRLX;
Class K–ASLKX; Class I–ASILX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated October 30, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.ABglobal.com/links/mf, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0101-SULS-1015

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 55 of the Fund’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 120 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K and I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.08%	.08%	.08%	.06%	.05%	.02%
Dividend Expense, Borrowing Costs and Brokerage Expense on Securities Sold Short	.18%	.19%	.19%	.23%	.23%	.18%
Other Expenses	.06%	.07%	.07%	.08%	.08%	.07%

Total Other Expenses	.32%	.34%	.34%	.37%	.36%	.27%

Total Annual Fund Operating Expenses	2.27%	3.04%	2.04%	2.57%	2.31%	1.97%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I
After 1 Year	$645	$407	*	$207	$260	$234	$200
After 3 Years	$1,104	$939		$640	$799	$721	$618
After 5 Years	$1,588	$1,596		$1,098	$1,365	$1,235	$1,062
After 10 Years	$2,920	$3,355		$2,369	$2,905	$2,646	$2,296

*	If you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 718% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies, short positions in such securities, and cash and U.S. cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-U.S. companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—US (US Citizens)”, then “Investments—Products and Performance—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2015, the year-to-date unannualized return for Class A shares was -4.58%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 6.70% for the 4th quarter 2013; and Worst Quarter was up -0.17% for the 1st quarter 2014.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-1.13%	9.01%

	Return After Taxes on Distributions	-2.81%	7.79%

	Return After Taxes on Distributions and Sale of Fund Shares	-0.59%	6.39%
Class C	Return Before Taxes	1.47%	10.53%
Advisor Class	Return Before Taxes	3.52%	11.63%
Class R	Return Before Taxes	3.03%	11.06%
Class K	Return Before Taxes	3.28%	11.33%
Class I	Return Before Taxes	3.43%	11.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		13.69%	22.02%

*	Inception date for all Classes is 12/12/12.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service with the Fund	Title
Kurt A. Feuerman	Since 2012	Senior Vice President of the Adviser

Anthony Nappo	Since June 2015	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program		$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser)	None	None
Class A, Class R, Class K and Class I shares are available at net asset value, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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